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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-4 Indenture dated as of May 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-4)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

               California                                     333-117817                            33-0705301
               ----------                                     ----------                            ----------
       (State or Other Jurisdiction                  (Commission File Number)                    (I.R.S. Employer
            of Incorporation)                                                                   Identification No.)


             1401 Dove Street
        Newport Beach, California                                                                     92660
        -------------------------                                                                     -----
          (Address of Principal                                                                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.
          --------------------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By: /s/ Richard J. Johnson
                                                  ---------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: May 5, 2005


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                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.